SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 7, 2002
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                        (Date of earliest event reported)


                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                             0-14815                   25-2413363
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(State of other jurisdiction   (Commission File Number)       (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania                19422-0764
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(Address of principal executive offices)                              (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)
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                         Exhibit Index appears on page 4




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Item 5.           Other Events



         Progress Financial Corporation ("Progress" or the "Company") announced that it has sold its interest in a non-bank subsidiary. For further information, see the press release dated January 7, 2002 attached as Exhibit 99(a) and incorporated herein by reference.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   January 7, 2001          By:      /s/ Michael B. High
                                        -----------------------------
                                           Michael B. High
                                           Chief Operating Officer and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX




    Exhibit Number                               Description


       99(a) Press Release on Sale of Assets of Progress Development distributed on January 7, 2002






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                                  Exhibit 99(a)


        Press Release Sale of Assets of Progress Development Corporation

FOR IMMEDIATE RELEASE                     Contact: Michael B. High
January 7, 2002                           Progress Financial Corporation
                                          610-941-4804
                                          mike_high@progressbank.com

        Progress Financial Corporation Sells Progress Development Assets

Blue Bell, PA--Progress Financial Corporation (Nasdaq:PFNC) announced today that it has sold its interest in a non-bank subsidiary as the Company continues to redirect its focus to core banking business.

     Progress Development Corporation, a subsidiary of Progress Financial Corporation, has sold its interest in Progress Development I, L.P., an organization providing fee-based development and construction management to Dewey Commercial Investors, L.P., a Pennsylvania Limited Partnership. The sale will result in a pre-tax loss of approximately $170,000 for the Company.

     "This sale is in keeping with our goal of focusing our resources on our core banking business," explains W. Kirk Wycoff, CEO and Chairman of the Board of Progress Financial Corporation. "This divestiture will enable us to pursue this goal and reinforces our commitment to being the best full service community bank in the area for the benefit of our customers and the communities we serve."

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, PA. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through 20 full-service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, PA, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, PA, and Shrewsbury, NJ. The Company also receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, PA. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC."

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